SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 8, 2016

EVENT CARDIO GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52518	20-8051714
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
803-A Barkwood Court Linthicum, Maryland		21090

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to include the financial statements of Ambumed, Inc., the acquired company, required by Item 9.01(a) and the pro forma financial information required by 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

FINANCIAL STATEMENTS

December 31, 2015 and 2014

Lichter, Yu and Associates, Inc.

Certified Public Accountants

21031 Ventura Blvd., suite 316

Woodland Hills, California 91364

Tel (818)789-0265 Fax (818) 789-3949

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of

Ambumed, Inc.

We have audited the accompanying balance sheets of Ambumed, Inc. (the “Company”) as of December 31, 2015 and 2014, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ambumed, Inc. as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years ended December 31, 2015and 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Lichter, Yu & Associates, Inc.

Woodland Hills, California

November 18, 2016

F-1

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Balance Sheets

As of December 31, 2015 and 2014

ASSETS	2015	2014

CURRENT ASSETS
Cash and cash equivalents	$ 84,074	$ 33,722
Accounts receivable, net	48,130	29,768
Prepaid expenses	5,739	3,229

TOTAL CURRENT ASSETS	137,943	66,719

NON-CURRENT ASSETS
Fixed assets, net	3,202	3,369
Due from related party	15,000	-
Other	-	667

TOTAL NON-CURRENT ASSETS	18,202	4,036
TOTAL ASSETS	$ 156,145	$ 70,755

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 81,965	$ 32,969
Loan from stockholder	320,352	320,352

TOTAL NON-CURRENT LIABILITIES	402,317	353,321
STOCKHOLDERS' DEFICIT
Common stock, $1 par value, 100,000 shares authorized,
100 shares issued and outstanding	100	100
Additional paid-in capital	15,900	15,900
Accumulated deficit	(262,172)	(298,566)
TOTAL STOCKHOLDERS' DEFICIT	(246,172)	(282,566)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 156,145	$ 70,755

The accompanying notes are an integral part of these financial statements

F-2

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Statements of Operations

For the Years Ended December 31, 2015 and 2014

	2015	2014

Revenues	$1,188,522	$710,784

Costs of revenue	918,671	639,562

Gross profit	269,851	71,222

Operating expenses
General and administrative	145,202	122,303
Bad debt	26,850	—
Rent	28,000	20,200
Professional expenses	17,600	1,948
Depreciation	3,333	223
Amortization	667	1,000
	221,652	145,674

NET INCOME / (LOSS)	$48,199	$(74,452)

Net earnings / (loss) per share
Basic and Diluted:	$481.99	$(744.52)

Weighted average number of shares used in computing basic and diluted net loss per share:

Basic	100	100
Diluted	100	100

The accompanying notes are an integral part of these financial statements

F-3

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Statements of Stockholders' Deficit

For the Years Ended December 31, 2015 and 2014

	Number of				Total
	Shares	Common	Additional	Accumulated	Stockholders'
	Outstanding	Stock	Paid-in Capital	Deficit	Deficit

Balance at December 31, 2013	100	$ 100	$ 15,900	$ (224,114)	$ (208,114)

Net loss for the year	-	-	-	(74,452)	(74,452)

Balance at December 31, 2014	100	100	15,900	(298,566)	(282,566)

Net income for the year	-	-	-	48,199	48,199

Stockholder distributions	-	-	-	(11,805)	(11,805)

Balance at December 31, 2015	100	$ 100	$ 15,900	$ (262,172)	$ (246,172)

The accompanying notes are an integral part of these financial statements

F-4

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Statements of Cash Flows

For the Years Ended December 31, 2015 and 2014

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net income / (loss) for the year	$48,199	$(74,452)
Adjustments to reconcile net income / (loss) to
net cash provided by / (used in) operating activities
Provision for doubtful accounts	26,850	—
Depreciation and amortization	4,000	1,223
Changes in assets and liabilities:
Accounts receivable	(45,212)	(12,174)
Prepaid expenses	(2,510)	(3,230)
Due from related party	(15,000)	—
Accounts payable and accrued expenses	48,996	11,926
	17,124	(2,255)

Net cash provided by / (used in) operating activities	65,323	(76,707)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(3,166)	—

Net cash used in investing activities	(3,166)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Loan from stockholder	—	65,000
Distributions to stockholders	(11,805)	—

Net cash (used in) / provided by financing activities	(11,805)	65,000

NET INCREASE / (DECREASE) IN CASH	50,352	(11,707)

CASH AT THE BEGINNING OF THE YEAR	33,722	45,429

CASH AT THE END OF THE YEAR	$84,074	$33,722

Supplemental disclosure of cashflow information:

Interest payments	$—	$—

Income taxes	$—	$—

The accompanying notes are an integral part of these financial statements

F-5

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Notes to Financial Statements

Years Ended December 31, 2015 and 2014

Note A – Basis of Presentation and Organization

Ambumed, Inc. (‘the Company) was formed in 1986 in Maryland. The Company is doing business under the trade name of National Cardiac Monitoring Center. The Company was formed for the purpose of providing a range of cardiac monitoring services and support for physicians, hospitals, scanning services and home health care agencies and patients. The Company sells cardiac monitoring equipment and provides 24 hour monitoring services to customers, principally in the Mid-Atlantic region. Consequently, the Company’s ability to generate future revenues and collect the amounts due from customers is affected by economic fluctuations in the Mid-Atlantic region

On June 30, 2016 the stockholders sold 100% of the Company’s stock to Event Cardio Group, Inc., a publicly traded company.

The accompanying financial statements are prepared in accordance with the accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Note B – Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results may differ significantly from those estimates. The estimates underlying the Company’s financial statements relate to, among other things, the accrual for vacation, the allowance for doubtful accounts and the valuation of long-lived assets.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. They are carried at cost, plus accrued interest, which approximates fair value due to the short-term nature of those instruments.

Accounts Receivable

Accounts receivable from sales of cardiac monitoring equipment and related monitoring services are based upon contracted prices and are carried at original invoice amount less an allowance for doubtful accounts. Accounts receivable potentially subject the company to concentrations of credit risk. Credit is extended based upon management’s evaluation of the customer’s financial condition. Accounts receivable have been reviewed by management and are recorded at the amounts the Company expects to collect on balances outstanding at the time of management’s evaluation.

F-6

Allowance for Doubtful Accounts

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. F- 6

Fixed Assets

Fixed assets are carried at cost. Depreciation on fixed assets is provided principally on the straight line method. Estimated useful lives range from 3 to 5 years. Expenditures for major renewals and betterments which extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Leased equipment meeting certain capital lease criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of capitalized lease assets is computed on the straight-line method over the shorter of its useful life or the initial lease term.\

The components of fixed assets consist of the following as of December 31:

	2015	2014
Automobile	$60,876	$60,876
Furniture and fixtures	29,105	28,412
Computer equipment and software	42,972	40,499
Leasehold improvements	11,264	11264
Less: accumulated depreciation and amortization	(141,015)	(137,682)
	$3,202	$3,369

Depreciation and amortization expenses for the years ended December 31, 2015 and 2014 were $4,000 and $1,223, respectively

Income Taxes

Ambumed, Inc. elected to be taxed under the provisions of Subchapter S since its inception. Accordingly, Ambumed, Inc. will not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their proportionate share of the Company’s income. Accordingly, no provision or liability for income taxes has been included in these financial statements.

Pursuant to ASC 740, “Accounting for Uncertainty in Income Taxes” the accounting for uncertainties in income taxes recognized in an enterprise’s financial statements and prescribes a threshold of more-likely-than-not for recognition and de-recognition of tax positions taken or expected to be taken in a tax return. ASC 740 also provides related guidance on measurement, classification, interest and penalties, and disclosure. The Company is not aware of any uncertain tax positions taken in its US federal, or State tax returns. If the Company incurs any penalties or interest related to its income tax filings, it will elect to include them as a component of operating expenses.

Advertising Costs

The Company uses only non-direct response advertising. All advertising costs are charged to expense as incurred.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exist, delivery has occurred, the fee is fixed or determinable and collectability is probable. Revenue is generally recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

F-7

Costs of Revenue

Costs of revenue include payroll and payroll taxes, commissions, supplies and costs of monitors sold during the period.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in Mid-Atlantic region. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements and rapidly changing customer requirements.

Contingencies

Loss contingencies, including litigation related contingencies, are included in the Statements of Operations when the Company concludes that a loss is both probable and reasonably estimable. Legal fees related to litigation related matters are expensed as incurred and included in the Statement of Operations under the General and administrative line item. No amount for loss was recorded for the year ended December 31, 2015 or 2014.

Earnings per Share

Basic earnings per share are calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the fiscal period. Diluted earnings per share are based on the weighted average number of common shares outstanding plus, where applicable, the additional common shares that would have been outstanding related to dilutive share-based awards using the treasury stock method. Dilutive potential common shares include outstanding stock options and unvested restricted stock awards. There were no such outstanding stock options or unvested restricted stock awards as of December 31, 2015 or 2014.

Impairment of Long-Lived Assets and Intangible Assets

The Company reviews long-lived assets and amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The assessment of possible impairment is based upon the Company's ability to recover the carrying value of the assets from the estimated undiscounted future net cash flows, before interest and taxes, of the related operations. The amount of impairment loss, if any, is measured as the excess of the carrying value of the asset over the present value of estimated future cash flows, using a discount rate commensurate with the risks involved and based on assumptions representative of market participants. As of December 31, 2015 and 2014, there were no impairment losses of long-lived assets.

F-8

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value Measurement.

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

As of December 31, 2015 and 2014, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Recently Issued Accounting Pronouncements

In November 2015, FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. This ASU requires the presentation of all deferred tax assets and liabilities as non-current in the consolidated balance sheet. The new guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2016, with early adoption permitted. Management elected to early adopt this new guidance effective for the fourth quarter of fiscal year 2016 in order to simplify the global close processes. Management is currently evaluating this standard.

In February 2016, FASB issued ASU 2016-02, Leases (Topic 842). FASB issued ASU 2016-02 to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. Certain qualitative and quantitative disclosures are required, as well as a retrospective recognition and measurement of impacted leases. The new guidance is effective for fiscal years and interim periods within those years beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating this standard.

F-9

In March 2016, FASB issued ASU 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations (Reporting Revenue Gross versus Net). The amendments are intended to improve the operability and understandability of the implementation guidance on principal versus agent considerations. The effective date for this ASU is the same as the effective date for ASU 2014-09. Management is currently evaluating this standard.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future financial statements.

Note C – Accounts Receivable

The Company refers all accounts greater than 90 days past due to an outside medical collection agency. An allowance for doubtful accounts is established based upon historical collection rates from that outside agency. Accounts receivable and the allowance for doubtful accounts consist of the following as of December 31:

	2015	2014
Accounts receivable	$74,980	$29,768
Less: Allowance for doubtful accounts	-26,850	( -- )
Accounts receivable, net	$48,130	$29,768

Note D – Due From Related Party

The Company has advanced funds to a limited liability company controlled by the owners of the Company. These funds were used to purchase cardiac monitoring equipment. The balance does not bear interest and has no set repayment terms.

The amounts outstanding are $15,000 and $0 at December 31, 2015 and 2014, respectively. This amount was repaid in June 2016.

Note E –Loan from Stockholder

Loan from stockholder consisted of multiple unsecured advances from the Company’s majority stockholder. The balance does not bear interest and has no set repayment terms. As part of the securities purchase agreement dated June 30, 2016, the $320,352 balance of this loan was agreed to be contributed to capital of the Company.

Note F –Major Customers

The majority of the Company’s revenues are processed through insurance companies. Revenues from insurance companies includes one customer that totaled approximately $397,000 and $195,000 which represent 33% and 27% of the Company’s revenue for the years ended December 31, 2015 and 2014, respectively.

Accordingly, if this customers discontinued purchasing services from the Company, the impact would have a material adverse effect on the Company’s liquidity, financial position and results of operation.

F-10

Note G – Related Party Transactions

The Company conducts its operations in facilities owned by the Company’s majority stockholder. There is no current lease. Rent paid to this majority stockholder was $28,000 and $20,200 for the years ended December 31, 2015 and 2014, respectively.

Note H – Subsequent Events

Management has evaluated events subsequent through November 18, 2016 for transactions and other events that may require adjustment of and/or disclosure in such financial statements.

After the close of business on June 30, 2016, all of the outstanding shares of the Company were acquired by Event Cardio Group, Inc., a publicly traded company. Accordingly, beginning July 1, 2016 the Company will operate as a wholly owned subsidiary of Event Cardio Group, Inc.

In connection with the purchase of all outstanding shares of the Company by Event Cardio Group, the former minority stockholder of the Company has entered into a four year employment agreement with the Company. The Agreement employs the former minority stockholder as the Chief Operating Officer (COO) and Executive of the Company. Among other things, the agreement sets the COO salary and bonus structure and provides for equity and related equity options in Event Cardio Group, Inc.

On July 14, 2016, Event Cardio Group entered into a lease for 6,000 square feet of office space located in Linthicum, Maryland. The lease is for a five year term, payable in monthly installments of $6,600, plus utilities, taxes and insurance. The Company has provided an unconditional guarantee to the landlord for the first 24 months should Event Cardio Group default under the terms of the lease. The guarantee is limited to $130,000.

F-11

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

June 30, 2016

F-12

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Condensed Balance Sheets

	June 30, 2016
ASSETS	(Unaudited)	December 31, 2015

CURRENT ASSETS
Cash and cash equivalents	$ 96,926	$ 84,074
Accounts receivable, net	82,607	48,130
Prepaid expenses	5,194	5,739

TOTAL CURRENT ASSETS	184,727	137,943

NON-CURRENT ASSETS
Fixed assets, net	8,627	3,202
Due from related party	-	15,000

TOTAL NON-CURRENT ASSETS	8,627	18,202
TOTAL ASSETS	$ 193,354	$ 156,145

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 73,976	$ 81,965
Loan from stockholder	-	320,352

TOTAL CURRENT LIABILITIES	73,976	402,317
STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $1 par value, 100,000 shares authorized,
100 shares issued and outstanding	100	100
Additional paid-in capital	336,252	15,900
Accumulated deficit	(216,974)	(262,172)
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	119,378	(246,172)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 193,354	$ 156,145

The accompanying notes are an integral part of these financial statements

F-13

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Condensed Statements of Operations

For the Six Months Ended June 30, 2016 and 2015

(Unaudited)

	2016	2015
Revenues	$897,391	$577,637
Costs of revenue	622,528	379,676
Gross profit	274,863	197,961
Operating expenses
General and administrative	75,641	47,066
Bad debt	68,150	26,850
Rent	16,800	14,000
Professional expenses	26,820	7,559
Depreciation	55	1,667
Amortization	—	334
	187,466	97,476
NET INCOME	$87,397	$100,485
Net earnings per share
Basic and Diluted:	$873.97	$1,004.85
Weighted average number of shares used in computing basic and diluted net loss per share:
Basic	100	100
Diluted	100	100

The accompanying notes are an integral part of these financial statements

F-14

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Condensed Statements of Stockholders' Equity (Deficit)

(Unaudited)

	Number of				Total
	Shares	Common	Additional	Accumulated	Stockholders'
	Outstanding	Stock	Paid-in Capital	Deficit	Equity (Deficit)

Balance at December 31, 2015	100	$ 100	$ 15,900	$ (262,172)	$ (246,172)

Net income for the year	-	-	-	87,397	87,397

Conversion of debt to equity	-	-	320,352	-	320,352

Stockholder's distributions	-	-	-	(42,199)	(42,199)

Balance at June 30, 2016	100	$ 100	$ 336,252	$ (216,974)	$ 119,378

The accompanying notes are an integral part of these financial statements

F-15

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

Condensed Statements of Cash Flows

For the Six Months Ended June 30, 2016 and 2015

(Unaudited)

	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net income for the period	$87,397	$100,485
Adjustments to reconcile net income to
net cash provided by operating activities
Provision for doubtful accounts	68,150	26,850
Depreciation and amortization	55	2,001
Changes in assets and liabilities:
Accounts receivable	(102,627)	(41,801)
Prepaid expenses	545	3,325
Due from related party	15,000	—
Accounts payable and accrued expenses	(7,989)	9,389
	(26,866)	(236)
Net cash provided by operating activities	60,531	100,249
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets	(5,480)	(1,267)
Net cash used in investing activities	(5,480)	(1,267)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to stockholders	(42,199)	(9,200)
Net cash used in financing activities	(42,199)	(9,200)
NET INCREASE IN CASH	12,852	89,782
CASH AT THE BEGINNING OF THE PERIOD	84,074	33,722
CASH AT THE END OF THE PERIOD	$96,926	$123,504
Supplemental disclosure of cashflow information:
Interest payments	$—	$—
Income taxes	$—	$—
Non- cash investing and financing activities:
Conversion of debt to equity	$320,352	$—

The accompanying notes are an integral part of these financial statements

F-16

AMBUMED, INC.

d/b/a NATIONAL CARDIAC MONITORING CENTER

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note A – Basis of Presentation and Organization

Ambumed, Inc. (‘the Company) was formed in 1986 in Maryland. The Company is doing business under the trade name of National Cardiac Monitoring Center. The Company was formed for the purpose of providing a range of cardiac monitoring services and support for physicians, hospitals, scanning services and home health care agencies and patients. The Company sells cardiac monitoring equipment and provides 24 hour monitoring services to customers, principally in the Mid-Atlantic region. Consequently, the Company’s ability to generate future revenues and collect the amounts due from customers is affected by economic fluctuations in the Mid-Atlantic region.

On June 30, 2016 the stockholders sold 100% of the Company’s stock to Event Cardio Group, Inc., a publicly traded company.

These unaudited interim condensed financial statements have been prepared by the Company’s management in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and in the opinion of management, contain all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods presented. Certain information and note disclosures normally included in annual financial statements prepared in accordance with GAAP have been omitted in these unaudited interim condensed financial statements. The results of operations, financial position, and cash flows for the periods presented herein are not necessarily indicative of future financial results. These unaudited interim condensed financial statements should be read in conjunction with the Company’s December 31, 2015 financial statements and notes thereto included in the Company’s Form 8-K filed with the Securities and Exchange Commission (“SEC”). The year-end condensed balance sheet data was derived from audited financial statements, but does not include all disclosures required by GAAP.

Note B – Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results may differ significantly from those estimates. The estimates underlying the Company’s financial statements relate to, among other things, the accrual for vacation, the allowance for doubtful accounts and the valuation of long-lived assets.

F-17

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents. They are carried at cost, plus accrued interest, which approximates fair value due to the short-term nature of those instruments.

Accounts Receivable

Accounts receivable from sales of cardiac monitoring equipment and related monitoring services are based upon contracted prices and are carried at original invoice amount less an allowance for doubtful accounts. Accounts receivable potentially subject the company to concentrations of credit risk. Credit is extended based upon management’s evaluation of the customer’s financial condition. Accounts receivable have been reviewed by management and are recorded at the amounts the Company expects to collect on balances outstanding at the time of management’s evaluation.

Allowance for Doubtful Accounts

The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.

Fixed Assets

Fixed assets are carried at cost. Depreciation on fixed assets is provided principally on the straight line method. Estimated useful lives range from 3 to 5 years. Expenditures for major renewals and betterments which extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Leased equipment meeting certain capital lease criteria is capitalized and the present value of the related lease payments is recorded as a liability. Amortization of capitalized lease assets is computed on the straight-line method over the shorter of its useful life or the initial lease term.

The components of fixed assets consist of the following as of June 30, 2016 and December 31, 2015:

	6/30/16	12/31/15
Automobile	$60,876	$60,876
Furniture and fixtures	29,105	29,105
Computer equipment and software	49,719	42,972
Leasehold improvements	11,264	11,264
Less: accumulated depreciation and amortization	(142,337)	(141,015)
	$8,627	$3,202

F-18

Depreciation and amortization expenses for the six months ended June 30, 2016 and 2015 were $55 and $2,001, respectively

Income Taxes

Ambumed, Inc. elected to be taxed under the provisions of Subchapter S since its inception. Accordingly, Ambumed, Inc. will not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their proportionate share of the Company’s income. Accordingly, no provision or liability for income taxes has been included in these financial statements.

Pursuant to ASC 740, “Accounting for Uncertainty in Income Taxes” the accounting for uncertainties in income taxes recognized in an enterprise’s financial statements and prescribes a threshold of more-likely-than-not for recognition and de-recognition of tax positions taken or expected to be taken in a tax return. ASC 740 also provides related guidance on measurement, classification, interest and penalties, and disclosure. The Company is not aware of any uncertain tax positions taken in its US federal, or State tax returns. If the Company incurs any penalties or interest related to its income tax filings, it will elect to include them as a component of operating expenses.

Advertising Costs

The Company uses only non-direct response advertising. All advertising costs are charged to expense as incurred.

Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exist, delivery has occurred, the fee is fixed or determinable and collectability is probable. Revenue is generally recognized net of allowances for returns and any taxes collected from customers and subsequently remitted to governmental authorities.

Costs of Revenue

Costs of revenue include payroll and payroll taxes, commissions, supplies and costs of monitors sold during the period.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has a diversified customer base, most of which are in Mid-Atlantic region. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

Risks and Uncertainties

The Company is subject to risks from, among other things, competition associated with the industry in general, other risks associated with financing, liquidity requirements and rapidly changing customer requirements.

F-19

Contingencies

Loss contingencies, including litigation related contingencies, are included in the Statements of Operations when the Company concludes that a loss is both probable and reasonably estimable. Legal fees related to litigation related matters are expensed as incurred and included in the Statement of Operations under the General and administrative line item. No amount for loss was recorded for the six months ended June 30, 2016 and 2015.

Earnings per Share

Basic earnings per share are calculated by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the fiscal period. Diluted earnings per share are based on the weighted average number of common shares outstanding plus, where applicable, the additional common shares that would have been outstanding related to dilutive share-based awards using the treasury stock method. Dilutive potential common shares include outstanding stock options and unvested restricted stock awards. There were no such outstanding stock options or unvested restricted stock awards as of June 30, 2016 and 2015.

Impairment of Long-Lived Assets and Intangible Assets

The Company reviews long-lived assets and amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The assessment of possible impairment is based upon the Company's ability to recover the carrying value of the assets from the estimated undiscounted future net cash flows, before interest and taxes, of the related operations. The amount of impairment loss, if any, is measured as the excess of the carrying value of the asset over the present value of estimated future cash flows, using a discount rate commensurate with the risks involved and based on assumptions representative of market participants. As of June 30, 2016 and December 31, 2015, there were no impairment losses of long-lived assets.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and equivalents, restricted cash, accounts receivable, accounts payable, accrued liabilities and short-term debt, the carrying amounts approximate their fair values due to their short maturities. ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures. The carrying amounts reported in the consolidated balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to the valuation methodology are unobservable and significant to the fair value measurement.

F-20

The Company analyzes all financial instruments with features of both liabilities and equity under ASC 480, “Distinguishing Liabilities from Equity,” and ASC 815.

As of June 30, 2016 and December 31, 2015, the Company did not identify any assets and liabilities that are required to be presented on the balance sheet at fair value.

Recently Issued Accounting Pronouncements

The Company has considered recent accounting pronouncements and believes these recent pronouncements will not have a material effect on the Company’s financial statements.

Note C – Accounts Receivable

The Company refers all accounts greater than 90 days past due to an outside medical collection agency. An allowance for doubtful accounts is established based upon historical collection rates from that outside agency. Accounts receivable and the allowance for doubtful accounts consist of the following:

	June 30,	December 31,
	2016	2015
Accounts receivable	$177,607	$74,980
Less: Allowance for doubtful accounts	(95,000)	(26,850)
Accounts receivable, net	$82,607	$48,130

Note D – Due From Related Party

The Company has advanced funds to a limited liability company controlled by the owner of the Company. These funds were used to purchase cardiac monitoring equipment. The balance does not bear interest and has no set repayment terms.

The amounts outstanding are $0 and $15,000 at June 30, 2016 and December 31, 2015, respectively.

Note E –Loan from Stockholder

Loan from stockholder consisted of multiple unsecured advances from the Company’s majority stockholder. The balance does not bear interest and has no set repayment terms. As part of the securities purchase agreement dated June 30, 2016, the $320,352 balance of this loan was agreed to be contributed to capital of the Company.

Note F –Major Customers

The majority of the Company’s revenues are processed through insurance companies. Revenues from insurance companies includes one customer that totaled approximately $232,000 and $210,000 which represent 26% and 36% of the Company’s revenue for the six months ended June 30, 2016 and 2015, respectively.

Accordingly, if this customers discontinued purchasing services from the Company, the impact would have a material adverse effect on the Company’s liquidity, financial position and results of operation.

Note G – Related Party Transactions

The Company conducts its operations in facilities owned by one of the Company’s major shareholders. There is no current lease. Rent paid to this stockholder was $16,800 and $14,000 for the six months ended June 30, 2016 and 2015, respectively.

F-21

Note H – Subsequent Events

Management has evaluated events subsequent through November 18, 2016 for transactions and other events that may require adjustment of and/or disclosure in such financial statements.

After the close of business on June 30, 2016, all of the outstanding shares of the Company were acquired by Event Cardio Group, Inc., a publicly traded company. Accordingly, beginning July 1, 2016 the Company will operate as a wholly owned subsidiary of Event Cardio Group, Inc.

In connection with the purchase of all outstanding shares of the Company by Event Cardio Group, the former minority stockholder of the Company has entered into a four year employment agreement with the Company. The Agreement employs the former minority stockholder as the Chief Operating Officer (COO) and Executive of the Company. Among other things, the agreement sets the COO salary and bonus structure and provides for equity and related equity options in Event Cardio Group, Inc.

On July 14, 2016, Event Cardio Group entered into a lease for 6,000 square feet of office space located in Linthicum, Maryland. The lease is for a five year term, payable in monthly installments of $6,600, plus utilities, taxes and insurance. The Company has provided an unconditional guarantee to the landlord for the first 24 months should Event Cardio Group default under the terms of the lease. The guarantee is limited to $130,000.

F-22

(b) Pro forma financial information.

  EVENT CARDIO GROUP, INC.

  UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

  MAY 31, 2016

	Historical
	'May 31, 2016		June 30, 2016
	Event Cardio Group, Inc.		Ambumed, Inc.	Combined Historical		Pro forma Adjustments	Combined Pro Forma
CURRENT ASSETS
Cash and cash equivalents	$ 71,248		$ 96,926	$ 168,174	1	$ (600,000)	$ (431,826)
Accounts receivables	-	#	82,607	82,607			82,607
Prepaid expenses	387,382		5,194	392,576			392,576
TOTAL CURRENT ASSETS	458,630		184,727	643,357			43,357

NON-CURRENT ASSETS
Investment in subsidiary					1	1,300,200	-
					2	(1,300,200)
Investment in Medpac Asia Pacific Unit Trust	206,332		-	206,332			206,332
Prepaid expenses - non current portion	245,278		-	245,278			245,278
Property and equipment, net	305		8,627	8,932			8,932
Deposit on equipment purchase	250,000		-	250,000			250,000
Financing costs, net	88,071		-	88,071			88,071
Goodwill, net	-		-	-	2	1,180,822	1,180,822
TOTAL NON-CURRENT ASSETS	789,986		8,627	798,613			1,979,435
TOTAL ASSETS	$ 1,248,616		$ 193,354	$ 1,441,970			$ 2,022,792

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 425,658		$ 73,976	$ 499,634			$ 499,634
Other payable	-		-	-	1	600,000	600,000
Due to related parties	41,708		-	41,708			41,708
TOTAL CURRENT LIABILITIES	467,366		73,976	541,342			1,141,342

NON-CURRENT LIABILITIES
Convertible note payables- related parties	1,258,053		-	1,258,053			1,258,053
TOTAL LIABILITIES	1,725,419		73,976	1,799,395			2,399,395

F-23

STOCKHOLDERS' DEFICIT
Common stock	135,894	100	135,994	1	2,000
				2	(100)	137,894
Additional paid in capital	4,272,653	336,252	4,608,905	1	98,200
					(336,252)	4,370,853
Equity Instruments to be issued	56,451	-	56,451			56,451
Subscription receivable	(324,427)	-	(324,427)			(324,427)
Accumulated other comprehensive income	336,600	-	336,600			336,600
Accumulated deficit	(4,953,974)	(216,974)	(5,170,948)	2	216,974	(4,953,974)
TOTAL STOCKHOLDERS' DEFICIT	(476,803)	119,378	(357,425)			(376,603)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$ 1,248,616	$ 193,354	$ 1,441,970			$ 2,022,792

	Pro Forma Adjustments

#1	Investment in subsidiary	1,300,200
	Cash		600,000
	Other payable		600,000
	Common stock		2,000
	Additional paid in capital		98,200

	To record investment for Ambumed, Inc.. Payment of cash of $600,000, payable of balance $600,000 on the first anniversary of acquisition and issuance of 2,000,000 shares at $0.0501 per share

#2	Investment in subsidiary		1,300,200
	Accumulated deficit		216,974
	Common stock	100
	Additional paid in capital	336,252
	Goodwill	1,180,822
	To eliminate the investment in Ambumed and to record the goodwill.

F-24

  EVENT CARDIO GROUP, INC.

  UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

  For the Nine Month Period Ended May 31, 2016

	Historical
	'May 31, 2016	June 30, 2016
	Event Cardio Group, Inc.	Ambumed, Inc.	Combined Historical		Pro forma Adjustments	Combined Pro Forma

Revenue, net	$ -	$ 897,391	$ 897,391			$ 897,391
Cost of sales	-	622,528	622,528			622,528

Gross profit	-	274,863	274,863			274,863

Operating expenses:
General and administration expenses	1,032,018	-	1,032,018			1,032,018
Research & development - related party	640,332	-	640,332			640,332
Research & development - other	116,079	187,466	303,545			303,545
Total operating expenses	1,788,429	187,466	1,975,895			1,975,895

Income (loss) from operations	(1,788,429)	87,397	(1,701,032)			(1,701,032)

Other expense
Interest expense - related parties	68,019	-	68,019			68,019
Interest expense - other	13,080	-	13,080			13,080
Amortization - loan costs	103,859	-	103,859			103,859
Total other expense	184,958	-	184,958			184,958

Net (loss) income	(1,973,387)	87,397	(1,885,990)			(1,885,990)

Other Comprehensive income
Foreign currency translation adjustment	233,168	-	233,168			233,168

Comprehensive (loss) income	$ (1,740,219)	$ 87,397	$ (1,652,822)			$ (1,652,822)

Earnings per share:
Basic	$ (0.01)		$ (0.01)			$ (0.01)

Diluted	$ (0.01)		$ (0.01)			$ (0.01)

Weighted average number of shares outstanding:
Basic	122,500,433		122,500,433	1	2,000,000	124,500,433

Diluted	122,500,433		122,500,433	1	2,000,000	124,500,433

F-25

Pro Forma Adjustments

#1	To effect shares issued upon acquisition
The Company did not include potentially dilutive shares issued or outstanding as the effect of those shares would have resulted in an anti dilution.

F-26

  EVENT CARDIO GROUP, INC.

  UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT

  For the Year Ended August 31, 2015

	Historical
	Aug 31, 2015	Dec 31, 2015
	Event Cardio Group, Inc.	Ambumed, Inc.	Combined Historical		Pro forma Adjustments	Combined Pro Forma

Revenue, net	$ -	$ 1,188,522	$ 1,188,522		-	$ 1,188,522
Cost of sales	-	918,671	918,671			918,671

Gross profit	-	269,851	269,851			269,851

Operating expenses:
General and administration expenses	1,185,356	221,652	1,407,008			1,407,008
Research & development - related party	952,188	-	952,188			952,188
Research & development - other	270,633	-	270,633			270,633
Total operating expenses	2,408,177	221,652	2,629,829			2,629,829

Income (loss) from operations	(2,408,177)	48,199	(2,359,978)			(2,359,978)

Other expense
Interest expense - related parties	71,104	-	71,104			71,104
Interest expense - other	14,000	-	14,000			14,000
Total other expense	85,104	-	85,104			85,104

Net (loss) income	(2,493,281)	48,199	(2,445,082)			(2,445,082)

Other Comprehensive income
Foreign currency translation adjustment	98,433	-	98,433			98,433

Comprehensive (loss) income	$ (2,394,848)	$ 48,199	$ (2,346,649)			$ (2,346,649)

Earnings per share:
Basic	$ (0.03)	$ -	$ (0.02)			$ (0.02)

Diluted	$ (0.03)	$ -	$ (0.02)			$ (0.02)

Weighted average number of shares outstanding:
Basic	95,254,771	-	95,254,771	1	2,000,000	97,254,771

Diluted	95,254,771	-	95,254,771	1	2,000,000	97,254,771

F-27

Pro Forma Adjustments

#1	To effect shares issued upon reorganization
The Company did not include potentially dilutive shares issued or outstanding as the effect of those shares would have resulted in an anti dilutive.

F-28

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 30, 2016, Event Cardio Group, Inc. (the ‘‘Company,’’ ‘‘we,’’ ‘‘our’’ or ‘‘us’’) completed the acquisition of Ambumed, Inc. The accompanying unaudited pro forma condensed consolidated combined balance sheet as of May 31, 2016 presents our historical financial position combined with Ambumed, Inc. as if the acquisition and the financing for the acquisition had occurred on May 31, 2016. The accompanying unaudited pro forma condensed consolidated combined statements of operations for the nine months ended May 31, 2016 and the year ended December 31, 2015 present the combined results of our operations with Ambumed, Inc. as if the acquisition and the financing for the acquisition had occurred on September 1, 2015. The historical unaudited pro forma condensed consolidated financial information includes adjustments that are directly attributable to the acquisition, factually supportable and with respect to the statement of operations are expected to have a continuing effect on our combined results. The unaudited pro forma condensed consolidated combined financial information does not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies, or any revenue, tax, or other synergies that may result from the acquisition. The unaudited pro forma condensed consolidated combined financial information and related notes are being provided for illustrative purposes only and are not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition at the dates indicated nor are they necessarily indicative of the combined company’s future financial position or operating results of the combined company.

The accompanying unaudited pro forma condensed consolidated combined financial information and related notes should be read in conjunction with our audited consolidated financial statements for the year ended August 31, 2015 and our unaudited condensed consolidated financial statements as of and for the nine months ended May 31, 2016 and Ambumed, Inc. audited financial statements as of and for the year ended December 31, 2015 and Ambumed, Inc. unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2016.

We prepared the unaudited pro forma condensed consolidated combined financial information pursuant to Regulation S-X Article 11. Accordingly, our cost to acquire Ambumed, Inc. of approximately $1.3 million has been allocated to the assets acquired and liabilities assumed according to their estimated fair values at the date of acquisition. Any excess of the purchase price over the estimated fair value of the net assets acquired has been recorded as goodwill. The preliminary estimates of fair values are reflected in the accompanying unaudited pro forma condensed consolidated combined financial information. The final determination of these fair values will be completed as soon as possible but no later than one year from the acquisition date. The final valuation will be based on the actual fair values of assets acquired and liabilities assumed at the acquisition date. Although the final determination may result in asset and liability fair values that are different than the preliminary estimates of these amounts included herein, it is not expected that those differences will be material to an understanding of the impact of this transaction to our financial results.

Note 1 — Basis of presentation

The unaudited pro forma condensed combined financial statements are based on Event Cardio Group, Inc. and its subsidiaries’ and Ambumed, Inc.’s historical consolidated financial statements as adjusted to give effect to the acquisition of Ambumed, Inc.

F-29

Accounting Periods Presented

Ambumed’s historical fiscal year ended on December 31 and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to more closely conform to the Company’s August 31 fiscal year end as explained below.

The unaudited pro forma condensed combined balance sheet as of May 31, 2016 is presented as if the Ambumed acquisition had occurred on May 31, 2016, and due to different fiscal period ends, combines the historical balance sheet of the Company at May 31, 2016 and the historical balance sheet of Ambumed at June 30, 2016.

The unaudited pro forma condensed combined statements of operations of the Company and Ambumed for the nine months ended May 31, 2016 and year ended August 31, 2015 are presented as if the Ambumed acquisition had taken place on September 1, 2015. Due to different fiscal period ends, the pro forma statement of operations for the nine months ended May 31, 2016 combines the historical results of the Company for the nine months ended May 31, 2016 and the historical results of Ambumed for the six months ended June 30, 2016.

The pro forma statement of operations of the Company and Ambumed for the year ended August 31, 2015, due to different fiscal period ends, combines the historical results of the Company for the year ended August 31, 2015 and the historical results of Ambumed for the year ended December 31, 2015.

Note 2 — Preliminary purchase price allocation

On May 31 2016, Event Cardio Group, Inc. acquired Ambumed, Inc. for total consideration of approximately $1.3 million. The unaudited pro forma condensed combined financial information includes various assumptions, including those related to the preliminary purchase price allocation of the assets acquired and liabilities assumed of Ambumed Inc. based on management’s best estimates of fair value. The final purchase price allocation may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities. Accordingly, the pro forma adjustments are preliminary and have been made solely for illustrative purposes.

The following table shows the preliminary allocation of the purchase price for Ambumed, Inc. to the acquired identifiable assets, liabilities assumed and pro forma goodwill:

Purchase price allocation

Total purchase price	$1,300,200

Cash and cash equivalents	96,926
Accounts receivable	82,607
Prepaid expense	5,194
Property & equipment, net	8,627
Total identifiable assets	193,354

Accounts payable and accrued expenses	(73,976)

Net assets acquired	119,378

Total proforma goodwill	$1,180,822

F-30

Note 3 — Pro forma adjustments

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

Adjustments to the pro forma condensed combined balance sheet

(1) Reflects the investment in subsidiary and the payment of purchase price.

(2) Reflects the preliminary estimate of goodwill, which represents the excess of the purchase price over the fair value of Ambumed, Inc. identifiable assets acquired and liabilities assumed as shown in Note 2.

F-31

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2016

EVENT CARDIO GROUP INC.

By:	/s/ Gary Blom
Gary Blom
Chief Executive Officer

F-32

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